                                                                    Exhibit 10.9


                     COMMERCIAL LEASE AND DEPOSIT RECEIPT

                                                        DATED:  October 18, 1994

RECEIVED
FROM             Restoration Hardware, Inc. a California Corporation
    ----------------------------------------------------------------------------

______________________________________________hereinafter referred to as LESSEE,
THE SUM OF $18,600.00  ( Eighteen Thousand Six Hundred Dollars and no/100
                         ------------------------------------------------

(DOLLARS) evidenced by    , as a deposit which, upon acceptance of this lease,
shall belong to Lessor and shall be applied as follows:

                                                                    RECEIVED           PAYABLE PRIOR TO
                                                                                       OCCUPANCY
Rent for the period from   December 15, 1994 to January 31, 1995    $ 11,100.00         $ 0

Security deposit ..... (SEE TERM & CONDITION #20 SECURITY)......... $  7,500.00         $ 0

TOTAL AMOUNT....................................................... $ 18,600.00         $ 0

In the event that this lease is not accepted by the Lessor within three (3) business days, the total amount of $18,600.00 received shall be refunded.
                                   ----------
          Lessee hereby offers to lease from Lessor the premises situated in the City of Corte Madera

County of  Marin     State of California, described as: 15 Koch Service Road,
                                                            Suite "J"

Upon the following TERMS and CONDITIONS:
1. TERM: The term hereof shall commence on December 15, 1994 and expire on
                                           -----------------
November 30, 1999
-----------------

2. RENT: The total rent shall be $465,200.00 payable as follows:

         December 15, 1994 through November 30, 1995:      $7,400.00 per month         * Restoration Hardware's
         December 1, 1995 through November 30, 1996:       $7,600.00 per month           rent will be adjusted
         December 1, 1996 through November 30, 1997:       $7,800.00 per month           pro-rata if there should
         December 1, 1997 through November 30, 1998:       $8,025.00 per month           be a delay in the previous
         December 1, 1998 through November 30, 1999:       $8,250.00 per month           tenant's departure from the
                                                                                         building beyond December 15
                                                                                         1994.

Rental payments not received prior to the tenth of each month shall bear a late charge of (10%) ten percent.
All rents shall be paid to Lessor or his authorized agent, at the following address:

         Wynwood Agency of California, Inc.
         P.O. Box 1379
         Sacramento, California  95812
         (Lessee will receive payment book.)
              or at such other places as may be designated by Lessor from time to time

3. USE: The premises are to be used only for the operation of administrative offices/distribution warehouse, and for no other purpose, without prior written consent of Lessor.

4. USES PROHIBITED: Lessee shall not use any portion of the premises for purposes other than those specified hereinabove, and no use shall be made or permitted to be made upon the premises, nor acts done, which will increase the existing rate of insurance upon the property, or cause cancellation of insurance policies covering said property. Lessee shall not permit or create any toxic waste on the premises. Lessee shall not conduct or permit any sale by auction on the premises.

5. SUBLETTING AND ASSIGNMENT: Lessee shall not sublet any portion of the premises. Lessee shall not assign this lease without prior written consent of the Lessor, which shall not be unreasonably withheld. Assignment without consent or subletting shall be void and, at the option of the Lessor, may terminate this lease. Right of assignment is for entire space. Assignee does not have the right of assignment.

6. ORDINANCES AND STATUTES US: Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee. The commencement or pendency of any state or federal court abatement proceeding affecting the use of the premises shall at the option of the Lessor, be deemed a breach hereof.

DATED:  10-20-94                           DATED:  10/23/94
      ----------------------------               -------------------------

SIGN  [SIGNATURE ILLEGIBLE]                SIGN   [SIGNATURE ILLEGIBLE]   Lessor
    ------------------------------Lessor       ---------------------------

LEASE FORMS 9408                                          PAGE ONE OF FOUR

7. MAINTENANCE, REPAIRS, ALTERATIONS: Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall at his own expense and at all times, maintain the premises in good and safe condition, including plate glass, electrical wiring, plumbing and heating installations and any other system or equipment upon the premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, excepting the roof and exterior structural wall surfaces (except glass which shall be the Lessee's responsibility) which shall be maintained by Lessor.

8. ENTRY AND INSPECTION: Lessee shall permit Lessor or Lessor's agent to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty
(60) days prior to the expiration of this lease, to place upon the premises any usual "To Let" or "For Lease" signs, and permit persons desiring to lease the same to inspect the premises thereafter.

9. INDEMNIFICATION OF LESSOR: Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

10. POSSESSION: If Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within three (3) days of the commencement of the term hereof.

11. INSURANCE: Lessee, at his expense, shall maintain plate glass, public liability and property damage insurance insuring Lessee and Lessor with minimum coverage as follows: $1,000,000 Combined Single Limit of Bodily Injury and Property Damage Liability.

     Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage.

     To the maximum extent permitted by insurance policies which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation which might otherwise exist.

12. UTILITIES: Lessee agrees that he shall be responsible for the payment of all utilities, gas, electricity, heat and other services delivered to the premises.

13. SIGNS: Lessor reserves the exclusive right to the roof, side and rear walls of the Premises. Lessee shall not construct any projecting sign or awning.

     To assure uniformity of appearance, Lessor shall exercise control over size, type, color and location of all signs visible from exterior and subject to appropriate governmental approval.

     All signs will require Lessors written consent.

14. ABANDONMENT OF PREMISES: Lessee shall not vacate or abandon the premises at any time during the term hereof, and if Lessee shall abandon or vacate the premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee left upon the premises shall be deemed to be abandoned, at the option of Lessor.

15. CONDEMNATION: If any part of the premises shall be taken or condemned for public use, and a part thereof remains which is susceptible of occupation hereunder, this lease shall, as to the part taken, terminate as of the date the condemnor acquires possession, and thereafter Lessee shall be required to pay such proportion of the rent for the remaining term as the value of the premises remaining bears to the total value of the premises at the date of condemnation; provided however, that Lessor may at his option, terminate this lease as of the date the condemnor acquires possession. In the event that the demised premises are condemned in whole, or that such portion is condemned that the remainder is not susceptible for use hereunder, this lease shall terminate upon the date upon which the condemnor acquires possession. All sums which may be payable on account of any condemnation shall belong to the Lessor, and Lessee shall not be entitled to any part thereof, provided however, that Lessee shall be entitled to retain any amount awarded to him for his trade fixtures or moving expenses.

16. TRADE FIXTURES: Any and all improvements made to the premises during the term hereof shall belong to the Lessor, except trade fixtures of the Lessee. Lessee may, upon termination hereof, remove all his trade fixtures, but shall repair or pay for all repairs necessary for damages to the premises occasioned by removal.

17. DESTRUCTION OF PREMISES: In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party.

     In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs thereof. Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease.

     In the event of any dispute between Lessor and Lessee with respect to the provisions hereof, the matter shall be settled by arbitration in such a manner as the parties may agree upon, or if they cannot agree, in accordance with the rules of the American Arbitration Association.

DATED   10-20-94                           DATE    10/21/94
     ----------------------------               --------------------------

SIGN  [SIGNATURE ILLEGIBLE]                SIGN [SIGNATURE ILLEGIBLE]
    -----------------------------Lessor        ---------------------------Lessor

18. INSOLVENCY: In the event that a receiver shall be appointed to take over the business of the Lessee, or in the event that the Lessee shall make a general assignment for the benefit of creditors, or Lessee shall take or suffer any action under any insolvency or bankruptcy act, the same shall constitute breach of this lease by Lessee.

19. REMEDIES OF OWNER ON DEFAULT: In the event of any breach of this lease by Lessee, Lessor, besides other rights and remedies he may have, shall have the immediate right of re-entry and may remove all persons and property from the premises. Such property may be moved and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee. Should Lessor elect to re-enter, or should he take possession pursuant to legal proceedings or any notice provided by law, he may either terminate this lease or may from time to time, without terminating his lease, relet said premises, or any part thereof, for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as Lessor, in his sole discretion, may deem advisable with the right to alter or repair the premises upon such reletting. In such event, Lessee shall be immediately liable to pay to Lessor in addition to any other amounts due hereunder: (a) the cost and expense of such reletting and such alterations or repairs, and any amount by which the rent reserved herein for the period of such reletting, but not beyond the term hereof, exceeds the amount agreed to be paid as rent for such period; or: (b) at the option of the Lessor, rents received by Lessor from such reletting shall be applied first to the repayment of Indebtedness other than rent due hereunder, second to costs and expenses of reletting and alterations or repairs, and third to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable. Lessee shall be credited only with rent actually received by Lessor. Lessee shall, in such event, pay any deficiency between the amount due from Lessee to Lessor and the amount credited.

     No such re-entry or taking possession by Lessor shall be construed as an election to terminate this lease unless written notice of such intention is given, or unless termination be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this lease on account of such previous breach. Should Lessor at any time terminate this lease for any breach, in addition to any other remedy he may have, he may recover from Lessee all damages he may incur by reason of such breach, including the cost of recovering the premises, and including the worth at the time of such termination, or at the time of an award if suit be instituted to enforce this provision, of the amount by which the unpaid rent for the balance of the term exceeds the amount of the rental loss for the balance of the term which the lessee proves could be reasonably avoided.

20. SECURITY: The security deposit set forth above, if any, shall secure the performance of the Lessee's obligations hereunder. Lessor may, but shall be obligated to, apply all or portions of said deposit on account of Lessee's obligations hereunder. Any balance remaining upon termination shall be returned to Lessee. Lessee shall have the right to apply the Security Deposit in payment of the last month's rent.

21. ATTORNEYS FEES: In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

22. WAIVER: No failure of Lessor to enforce any term hereof shall be deemed to be a waiver.

23. NOTICES: Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, certified mail, return receipt requested, to Lessee at the premises, or Lessor at the address shown below, or at such other places as may be designated in writing by the parties from time to time.

24. HOLDING OVER: Any holding over after the expiration of this lease, with the consent of Lessor, shall be construed as a month-to-month tenancy at a rental of $9,487.50 (last months rent plus fifteen percent) per month, otherwise in accordance with the terms hereof, as applicable.

25. TIME. Time of the essence of this lease.

26. HEIRS, ASSIGNS, SUCCESSORS: This lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest to the parties.

27. TAX INCREASE: In the event there is any increase during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation, Lessee shall pay to Lessor upon presentation of paid tax bills an amount equal to 13% of the increase in taxes upon the land and building in which the leased premises are situated. In the event that such taxes are assessed for a tax year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year, (initial tax year shall be 1995-1996).

28. PARKING: No permanent spaces are allocated nor overnight parking permitted.

29. STORAGE: No exterior storage of equipment, supplies, garbage or vehicles permitted.

30. WASTE-QUITE CONDUCT: Lessee shall not permit any wastage of premises nor any nuisance or other acts which disturbs the normal enjoyment of other tenants.

31. JURY TRIAL WAIVER: LESSOR and LESSEE hereby waive their respective right to trial by jury of any cause of action, claim, counter-claim or cross-complaint in any action, proceeding and/or hearing brought by either LESSOR against LESSEE or LESSEE against LESSOR on any matter whatsoever arising out of, or in any way connected with, this Lease, the relationship of LESSOR and LESSEE, LESSEE'S use or occupancy of the Premises, or any claim of injury or damage, or the enforcement of any remedy under any law, statute, or regulation, emergency or otherwise, now or hereafter in effect.

32. LESSEE WILL NOT hang, mount or attach anything on the roof, ceiling, beams or rafters of the premises unless authorized in writing by lessor.

                                                                        X
SEE ADDENDUM EXHIBIT "A" ATTACHED FOR ADDITIONAL TERMS AND CONDITIONS:-----YES

-----NO

TERM AND CONDITION NUMBER---------THROUGH NUMBER-------------EXHIBIT "A" ATTACHED DATED----------


        10-20-94                                  10-20-94
DATED------------------------           DATED------------------------



     [SIGNATURE ILLEGIBLE]    Lessor          [SIGNATURE ILLEGIBLE]   Lessor
SIGN-------------------------           SIGN-------------------------

LEASE FORM 9408                                               PAGE THREE OF FOUR

ENTIRE AGREEMENT: The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties. The following Exhibits, if any, have been made a part of this lease before the parties' execution

hereof    Plot Plan Dated October 14, 1994 and Hazardous Materials Disclosure
      .........................................................................

 ...............................................................................

      The undersigned Lessee hereby acknowledges receipt of a copy hereof


                                                       10/20/94
DATED.................................  DATED..................................


                                                   [SIGNATURE ILLEGIBLE]
SIGN NAME......................Lessee   SIGN NAME........................Lessee


                                                   [SIGNATURE ILLEGIBLE]
PRINT NAME.....................Lessee   PRINT NAME....... ...............Lessee

 ..............................Address   ................................Address

 .....................................   .......................................

 ................................Phone   ..................................Phone


                                  ACCEPTANCE

     The undersigned Lessor accepts the foregoing offer and agrees to lease the herein described premises on the terms and conditions herein specified. The Lessor agrees to pay to Grubb & Ellis Company , the Agent in this transaction
                       .......................
upon acceptance herein the sum of $ per agreement

(...................................................DOLLARS) for services rendered.

      The undersigned Lessor hereby acknowledges receipt of a copy hereof


                                                         10/20/94
DATED.................................   DATED.................................

                                                   [SIGNATURE ILLEGIBLE]
SIGN NAME........................Agent   SIGN NAME.......................Lessor


             Diane Kershner                           H. Koch and Sons
PRINT NAME.......................Agent   PRINT NAME......................Lessor
                                                      M. J. Koch - Owner/Manager

899 Northgate Drive, Suite 210                2280   Rockville Rd.
 .............................. Address   ...............................Address
San Rafael, California   94903                      Suisun CA.   94585

 .....................................    ......................................

     (415) 499-1800                              707 864 1359
 ................................Phone    .................................Phone

LEASE FORM 9408                                                PAGE FOUR OF FOUR

                                   ADDENDUM
                                  EXHIBIT "A"

                            Dated October 18, 1994
                                  ----------------

REFERENCE:     "COMMERCIAL LEASE AND DEPOSIT RECEIPT" DATED:

LESSEE:        Restoration Hardware, Inc.

LESSOR:        M. J. Koch

ADDITIONAL TERMS AND CONDITIONS AS FOLLOWS:


          32. OPTION: Provided Lessee is not in default of this Lease, Lessee shall have one (1) option to extend this Lease for one (1) three
               (3) year term from December 1, 1999 to November 30, 2002 upon written notice to Lessor from Lessee, given ninety (90) days prior to the termination date herein, with all the conditions remaining the same except for the rent, which shall be as follows per month:

               OPTION PERIOD:

               December 1, 1999 through November 30, 2000: $8,500.00 per month December 1, 2002 through November 30, 2001: $8,750.00 per month December 1, 2001 through November 30, 2002: $9,000.00 per month

          33. FLOOD INSURANCE: Lessee is aware that the Building has flooded in the past. Lessor has put in a pump station and the City of Corte Madera has also installed a pump stations plus a barrier has been put around the property and no flooding has occurred since, but, it possibly could. Lessee should feel free to discuss this with the City of Corte Madera. The Building is listed in a flood zone and Federal Flood Insurance may be available.

          34. The premises is separately metered for water usage. Lessor currently pays all water bills but reserves the right to have Lessee pay water bills at some future time.

          35. Lessee accepts the premises in its "as-is" condition. Premises shall be delivered clean. Any structural tenant improvements to premises must be approved by Lessor. All tenant improvements shall be completed by licensed contractor and in accordance with all applicable codes.

          36. Occupancy date of December 15, 1994 is subject to the current tenant vacating the premises. Written notice will be provided to Lessee as to the exact availability date.

          37. Lessor and Lessee acknowledges that the broker in this transaction, Grubb & Ellis Company, represents both parties and Lessee and Lessor consent thereto.


DATED:  10-20-94                         DATED:     10/20/84
      ---------------------------              ----------------------------

SIGN  /s/ M J Koch                LESSOR SIGN   [SIGNATURE ILLEGIBLE]     LESSOR
      ---------------------------              ----------------------------

LEASE FORM 9408

                           [PLOT PLAN APPEARS HERE]

   DATED:__________________________         DATED: 10-20-94
                                                  ------------------------------
   SIGN____________________________ Lessee  SIGN [SIGNATURE ILLEGIBLE]  Lessor

Grubb & Ellis Company
Commercial Real Estate Services
State of California

                  SALE/LEASE AMERICANS WITH DISABILITIES ACT
                      AND HAZARDOUS MATERIALS DISCLOSURE

Address:    15 Koch Road, Suite J, Corte Madera, California
        ------------------------------------------------------------------------

The United States Congress has enacted the Americans With Disabilities Act. Among other things, this act is intended to make many business establishments equally accessible to persons with a variety of disabilities; modifications to real property may be required. State and local laws also may mandate changes. The real estate brokers in this transaction are not qualified to advise you as to what, if any, changes may be required now, or in the future. Owners and tenants should consult their attorneys and qualified design professionals of their choices for information regarding these matters. Real estate brokers cannot determine which attorneys or design professionals have the appropriate expertise in this area.

Various construction materials may contain items that have been or may be in the future be determined to be hazardous (toxic) or undesirable and may need to be specifically treated/handled or removed. For example, some transformers and other electrical components contain PCB's, and asbestos has been used in the components such as fire-proofing, heating and cooling systems, air duct insulation, spray-on and tile acoustical materials, linoleum, floor tiles, roofing, dry wall and plaster. Due to prior or current uses of the Property or in the area, the Property may have hazardous or undesirable metals, minerals, chemicals, hydrocarbons, or biological or radioactive items (including electric and magnetic fields) in soils, water, building components, above or below-ground containers or elsewhere in areas that may or may not be accessible or noticeable. Such items may leak or otherwise be released. Real estate agents have no expertise in the detection or correction of hazardous or undesirable items. Expert inspections are necessary. Current or future laws may require clean up by past, present and/or future owners and/or operators. It is the responsibility of the Seller/Lessor and Buyer/Tenant to retain qualified experts to detect and correct such matters and to consult with legal counsel of their choice to determine what provisions, if any, they may wish to include in transaction documents regarding the Property.

To the best of Seller/Lessor's knowledge, Seller/Lessor has attached to this Disclosure copies of all existing surveys and reports known to Seller/Lessor regarding asbestos and other hazardous materials and undesirable substances related to the Property. Sellers/Lessors are required under California Health and Safety Code Section 25915 et seq. to disclose reports and surveys regarding asbestos to certain persons, including their employees, contractors, co-owners, purchasers and tenants. Buyers/Tenants have similar disclosure obligations. Sellers/Lessors and Buyers/Tenants have additional hazardous materials disclosure responsibilities to each other under California Health and Safety Code Section 25359.7 and other California laws. Consult your attorney regarding this matter. Grubb & Ellis Company is not qualified to assist you in this matter or provide you with other legal or tax advice.

SELLER/LESSOR                             BUYER/TENANT

By: [SIGNATURE ILLEGIBLE]                 By: Thomas A. Christopher
  -----------------------------              ------------------------------

Title:_________________________           Title: Chief Operating Officer
                                                ---------------------------
Date: 10-20-94                            Date:  10/20/94
     --------------------------                ----------------------------

                               ADDENDUM TO LEASE
                                DATED 10-18-94
                                   BETWEEN:
                      Restoration Hardware, Inc., LESSEE
                      M. J. Koch, H. Koch & Sons  LESSOR
                             FOR THE PREMISES AT:
                             15 KOCH SERVICE ROAD,
                                   SUITE "J"
                               CORTE MADERA, CA.


LESSOR AND LESSEE AGREE THAT THE COMMENCEMENT DATE FOR THE ABOVE MENTIONED PROPERTY HAS BEEN CHANGED FROM DECEMBER 18, 1994 TO JANUARY 1, 1995.

The money paid by Restoration Hardware for 1/2 of the rent, ($3,700.00) for December 15, 1994 to December 31, 1994 PER THE LEASE will apply to the term for February 1, 1995 to February 14, 1995.

Restoration Hardware will pay the balance of the February rent ($3,700.00) on February 15, 1995.

All other terms and conditions of the lease dated 10-18-94 to remain the same. The lease will expire on 11-30-99.

This agreement is not valid unless both Lessee & Lessor sign & date below.

SIGNED AND AGREED TO:



/s/ M. J. Koch        11-21-94             /s/ Thomas Christopher   11-17-94
-------------------------------           -----------------------------------
LESSOR                  DATE              LESSEE                      DATE
M. J. Koch                                Thomas Christopher
H. Koch & Sons                            Restoration Hardware, Inc.,